SCHEDULE 14A
                                    (RULE 14A-101)
                        INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(A) of the Securities
                                 Exchange Act of 1934

Filed by the Registrant                           X
Filed by a Party other than the Registrant
                  Check the appropriate box:


  Preliminary Proxy Statement       Confidential, for use of the
                                    Commission Only (as permitted
                                    by Rule 14a-6(e)(2))
  [X]     Definitive Proxy Statement
          Definitive additional materials
          Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                      FFTW FUNDS, INC.
                      (Name of Registrant as Specified in Its Charter)
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
  [X]    No fee required.
         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
         Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

--------------------------------------------------------------------------------

                  FFTW FUNDS, INC.
      200 Park Avenue, New York, New York 10166

      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
           To Be Held on November 19, 1999
                ---------------------






To the Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the following Portfolios of FFTW Funds, Inc. (the "Fund"): Money Market Portfolio, Mortgage LIBOR Portfolio, Limited Duration Portfolio,
Mortgage-Backed Portfolio, Asset-Backed Portfolio, High-Yield Portfolio, Enhanced Equity Market Portfolio, U.S. Treasury Portfolio, U.S. Corporate
Portfolio, Broad Market Portfolio, International Portfolio, Global Tactical Exposure Portfolio, International Opportunities Portfolio, International Corporate Portfolio, Emerging Markets Portfolio, Global High Yield Portfolio, Inflation-Indexed Portfolio, Inflation-Indexed Hedged Portfolio, U.S. Short-Term Portfolio, Worldwide Portfolio, and Worldwide-Hedged Portfolio (each individually a "Portfolio" and collectively the "Portfolios"), will be held at the offices of Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, New York 10166, on Friday, November 19, 1999 at 10:00 a.m., Eastern Time. The purpose of the Special Meeting is to consider and act upon the following proposals, all of which are more fully described in the accompanying Proxy Statement dated November 4, 1999.

         1.       To elect Directors of the Fund;

         2.       To  reclassify,   revise  or  eliminate  certain   fundamental
                  investment restrictions of the Portfolios;

         3. To ratify the selection of KPMG LLP as the Fund's independent auditors;

         4. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on October 18, 1999, as the record date for the determination of the shareholders entitled to notice of and to vote at the Special Meeting or any adjournments thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                      By order of the Board of Directors,


                                      William E. Vastardis,
                                      Secretary

New York, New York
November 4, 1999



--------------------------------------------------------------------------------
                                              YOUR VOTE IS IMPORTANT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL
EXPENSE OF FURTHER  SOLICITATION,  PLEASE MAIL YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                   PROXY STATEMENT

                  FFTW FUNDS, INC.
      200 Park Avenue, New York, New York 10166

           SPECIAL MEETING OF SHAREHOLDERS
           To Be Held on November 19, 1999
                ---------------------

                    INTRODUCTION




         This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Directors of FFTW Funds, Inc., a Maryland corporation (the "Fund"), to be used at a Special Meeting of Shareholders of the Money Market Portfolio, Mortgage LIBOR Portfolio, Limited Duration Portfolio, Mortgage-Backed Portfolio, Asset-Backed Portfolio, High-Yield Portfolio, Enhanced Equity Market Portfolio, U.S. Treasury Portfolio, U.S. Corporate Portfolio, Broad Market Portfolio, International Portfolio,
Global Tactical Exposure Portfolio, International Opportunities Portfolio, International Corporate Portfolio, Emerging Markets Portfolio, Global High Yield Portfolio, Inflation-Indexed Portfolio, Inflation-Indexed Hedged Portfolio, U.S. Short-Term Portfolio, Worldwide Portfolio, and Worldwide-Hedged Portfolio, each a separate investment Portfolio of the Fund (each individually a "Portfolio" and collectively the "Portfolios"), to be held at the offices of the Fund, 200 Park Avenue, New York, New York 10166 on Friday, November 19, 1999 at 10:00 a.m. Eastern Time, and at any adjournments thereof (the "Meeting"). The cost of the solicitation (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy, as well as any necessary supplementary solicitation) will be borne by the Portfolios in proportion to their average net assets. The Notice of Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about November 5, 1999.

         The presence in person or by proxy of the holders of record of a majority of the shares of a Portfolio of the Fund entitled to vote thereat shall constitute a quorum at the Meeting for that Portfolio. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Portfolio present in person or by proxy shall have the power to adjourn the Meeting with respect to that Portfolio, from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval for Proposals One and Two, for which the required vote is a percentage of the shares either outstanding or present at the Meeting, and will have no effect on Proposal Three, for which the required vote is a majority of the votes cast.


         The Board of Directors has fixed the close of business on October 18, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each share is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. The numbers of outstanding voting shares of each Portfolio as of October 18, 1999 are indicated in the following table:



                          ------------------------------------------------- -----------------------
                                                                             Outstanding Voting
                          Portfolios                                                Shares
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          Money Market Portfolio                                        21,527,645
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          Mortgage LIBOR Portfolio                                       7,408,843
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          Limited Duration Portfolio                                    12,233,180
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          Mortgage-Backed Portfolio                                     54,125,996
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          Asset-Backed Portfolio                                                 1
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          High-Yield Portfolio                                                   1
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          Enhanced Equity Market Portfolio                                       1
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          U.S. Treasury Portfolio                                                1
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          U.S. Corporate Portfolio                                               1
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          Broad Market Portfolio                                                 1
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          International Portfolio                                       11,787,262
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          Global Tactical Exposure Portfolio                            39,600,823
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          International Opportunities Portfolio                          2,769,543
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          International Corporate Portfolio                                      1
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          Emerging Markets Portfolio                                    25,771,684
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          Global High Yield Portfolio                                            1
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          Inflation-Indexed Portfolio                                            1
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          Inflation-Indexed Hedged Portfolio                                     1
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          U.S. Short-Term Portfolio                                     57,426,557
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          Worldwide Portfolio                                            7,439,167
                          ------------------------------------------------- -----------------------
                          ------------------------------------------------- -----------------------
                          Worldwide-Hedged Portfolio                                    18,164,138
                          ------------------------------------------------- -----------------------



         Additional information regarding ownership of the Portfolios' shares by each person who beneficially owns more than five percent of the voting securities of a Portfolio is included as Exhibit A.


         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the matters specified on the proxy card. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at FFTW Funds, Inc., c/o Investors Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, New York 10020, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting.

         The most recent annual and semi-annual reports of the Portfolios, including financial statements, have been previously mailed to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please either write to FFTW Funds, Inc., c/o Investors Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, New York 10020 or call
(800) 762-4848 and they will be sent promptly by first-class mail.

         To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, telegraph, facsimile or personal contact by (i) Directors and officers of the Fund, (ii) Fischer Francis Trees & Watts, Inc. (the "Investment Adviser"), and/or (iii) Investors Capital Services, Inc. (the "Administrator").



Votes Required

         The election of Directors, as set forth in Proposal One, will require a vote of the holders of a majority of the total votes present at the Meeting. The reclassification, revision or elimination of certain fundamental investment restrictions of the Portfolios, as set forth in Proposal Two, will require a majority vote of the outstanding voting securities of each Portfolio voting on elimination or revision of a fundamental investment restriction. For purposes of Proposal Two, a majority of the outstanding voting securities of a Portfolio means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio. Ratification of the selection of the independent auditors, set forth in Proposal Three, will require a vote of the holders of a majority of the total votes cast at the Meeting.

                                                TABLE OF PROPOSALS


------------------------- ---------------------------------------------- ----------------------------------------------
Proposals                                                                Shareholders Entitled to Vote
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 1                ELECTION OF DIRECTORS                          All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposals 2A-2H           RECLASSIFICATION, REVISION OR ELIMINATION OF   All or Certain Portfolios -- See Below
                          CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                          OF THE PORTFOLIOS
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2A               BORROWING MONEY                                All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2B               ISSUING SENIOR SECURITIES                      All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2C               PURCHASING SECURITIES ON MARGIN                All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2D               MAKING SHORT SALES OF SECURITIES               Money Market Portfolio, Limited Duration
                                                                         Portfolio, U.S. Treasury Portfolio, Broad
                                                                         Market Portfolio, International Portfolio,
                                                                         Global Tactical Exposure Portfolio,
                                                                         Emerging Markets Portfolio, U.S. Short-Term
                                                                         Portfolio, Worldwide Portfolio, and
                                                                         Worldwide-Hedged Portfolio
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2E               INVESTING FOR CONTROL                          All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2F               INVESTING IN ISSUERS IN WHICH FUND             All Portfolios
                          MANAGEMENT INVESTS
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2G               INVESTING IN OTHER INVESTMENT COMPANIES        All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2H               INVESTING IN UNSEASONED ISSUERS OR             All Portfolios
                          RESTRICTED SECURITIES
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 3                RATIFICATION OF SELECTION OF INDEPENDENT       All Portfolios
                          AUDITORS
------------------------- ---------------------------------------------- ----------------------------------------------

                   THE PROPOSALS


         PROPOSAL 1 : ELECTION OF DIRECTORS

                   ALL PORTFOLIOS


         At the Meeting, three Directors will be elected, each to serve until he or she resigns, dies or is removed and until his or her successor is duly elected and qualified. The nominees are Stephen P. Casper, Saul H. Hymans, and Andrea Redmond who, if elected, will each serve for an indefinite term. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees.

         Each of the nominees has consented to serve as a Director. Stephen P. Casper is currently a Director of the Fund. Saul H. Hymans has not been a Director of the Fund, although he has been a non-voting advisory director of the Fund since February 19, 1999. Andrea Redmond has not been a Director of the Fund. The nominees are not related to one another. The Board of Directors knows of no reason why any of the nominees would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.




         Certain information concerning the nominees is set forth as follows:



------------------------------------------------------------ ---------------------------------------------------------
                                                             Principal Occupations During the Past Five Years and
Nominees (Age) *                                             Other Directorships/Trusteeships
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Stephen P. Casper (49)                                       Shareholder and Managing Director of the Investment
                                                             Adviser (1991-present); Chief Financial Officer of the
                                                             Investment Adviser (1990-present); Treasurer of
                                                             Rockefeller & Company (1984-1990).
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Saul H. Hymans (61)                                          Professor of Economics at the University of Michigan
                                                             (1964-present).
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Andrea Redmond (43)                                          Managing Director, Russell Reynolds Associates, Inc.
                                                             (1989-present)
------------------------------------------------------------ ---------------------------------------------------------

* As of September 30, 1999, the nominees beneficially owned less than 1% of the shares of common stock of each of the Portfolios.

         The following table provides information concerning each of the current Directors and officers of the Fund:




------------------------------------------------------------ ---------------------------------------------------------
                                                             Positions with the Fund, Principal Occupations During
                                                             the Past Five Years and Other
Names (Age) *                                                Directorships/Trusteeships
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
John C Head III (50)                                         Director of the Fund (1989-present); Managing Member of
                                                             Head & Company L.L.C. (1987-present); Chairman of the
                                                             Board of ESG Re Limited; Director of PartnerRe Ltd.,
                                                             Kiln Capital plc and other private companies.

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lawrence B. Krause (69)                                      Director of the Fund (1991-present); Professor of
                                                             International Relations and Pacific Studies at the
                                                             University of California at San Diego (1987-present);
                                                             Member of the Editorial Advisory Board of the Political
                                                             Science Quarterly; Member of the Council on Foreign
                                                             Relations; Vice-Chairman of the U.S. National Committee
                                                             for Pacific Economic Cooperation; Senior Fellow of the
                                                             Brookings Institution (1969-1986).

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Onder John Olcay (62)**                                      Chairman of the Board of Directors of the Fund
                                                             (1989-present); Shareholder and Managing Director of
                                                             the Investment Adviser (1992-present).

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Stephen P. Casper (49)**                                     See Nominee table.

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Carla E. Dearing (36)                                        Assistant Treasurer of the Fund (1993-present);
                                                             President and Director of Investors Capital Services
                                                             (1992-present); Vice President of Morgan Stanley & Co.
                                                             (1984-1986, 1988-1992).

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
William E. Vastardis (43)                                    Secretary and Treasurer of the Fund (1998-present);
                                                             Assistant Secretary of the Fund (1992-1997) Managing
                                                             Director and Head of Fund Administration for Investors
                                                             Capital Services (1992-present); Vice President and
                                                             Head of Fund Administration for the Vanguard Group,
                                                             Inc.'s private label administration unit (1985-1992)
                                                             and fund accounting operations (1979-1985).
------------------------------------------------------------ ---------------------------------------------------------




* As of September 30, 1999, the Directors and officers of the Fund as a group beneficially owned less than 1% of the shares of common stock of each of the Portfolios.

**  Mr.  Olcay  and  Mr.   Casper  are   "interested
persons",  as defined in the Investment  Company Act
of  1940,   due  to  their   affiliation   with  the
Investment Adviser.


         The Fund's Board, which is currently composed of two interested and two non-interested Directors, met four times during the fiscal year ended December 31, 1998. It is expected that the Directors will meet at least four times a year at regularly scheduled meetings. The Board has an Audit Committee, which met twice during the fiscal year ended December 31, 1998. Audit Committee members include Directors John C Head III and Lawrence B. Krause. The Board does not have nominating or compensation committees. Each Board member attended all of the Board and Audit Committee meetings (if such Director served on the Audit Committee) during the fiscal year ended December 31, 1998. The Audit Committee reviews reports prepared by the Fund's independent auditors, recommends approval of audit services and fees, evaluates the independence of the independent auditors, and recommends whether to retain the independent auditors.

Compensation of Directors

         No employee of the Investment Adviser or the Administrator receives compensation from the Fund for acting as an officer or director of the Fund. For the fiscal year ended December 31, 1998, the Fund paid each Director who was not a director, officer or employee of the Investment Adviser or the Administrator or any of their affiliates, a fee of $1,000 for each meeting attended, and each of the Directors received an annual retainer of $20,000 which was paid in quarterly installments. At the February 19, 1999 Board of Directors Meeting, the Board approved an increase in compensation of each of the Directors to a flat annual fee of $35,000 with no per meeting attendance fee. In addition, in the event that any Director does not serve as a member of the Board for an entire year, such Director's annual fee payment shall be pro-rated.

         For the fiscal year ended December 31, 1998, the Directors received the following compensation from the Fund:




----------------------------- --------------------- --------------------- --------------------- ---------------------
                                                    Pension or
                                                    Retirement Benefits                         Total Compensation
                                                    Accrued As Part of    Estimated Annual      From Registrant
                              Aggregate             Fund Expenses         Benefits Upon         Paid to Directors*
                              Compensation From                           Retirement
Name of Director              Registrant
----------------------------- --------------------- --------------------- --------------------- ---------------------
----------------------------- --------------------- --------------------- --------------------- ---------------------
John C Head III                     $27,000                  $0                    $0                 $27,000
----------------------------- --------------------- --------------------- --------------------- ---------------------
----------------------------- --------------------- --------------------- --------------------- ---------------------
Lawrence B. Krause                  $27,000                  $0                    $0                 $27,000
----------------------------- --------------------- --------------------- --------------------- ---------------------




* FFTW Funds, Inc. is a registered investment company composed of 21 portfolios, of which 11 are active.


         THE   BOARD   OF   DIRECTORS   OF  THE   FUND
UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSAL 1.






  PROPOSALS 2A THROUGH 2H: ELIMINATION OR CHANGE OF
  CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE
                      PORTFOLIOS

                    ALL PORTFOLIOS
  (Certain changes are proposed for all Portfolios, but some changes apply only to certain Portfolios as indicated below)


         Pursuant to the Investment Company Act of 1940 (the "1940 Act"), each of the Portfolios has historically adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Fund's prospectus or statement of additional information, and which may be changed only with shareholder approval.



         The purpose of these proposals is to remove the requirement of shareholder approval to change those restrictions that are not required under the 1940 Act to be fundamental restrictions and to make more uniform the restrictions that are required to be fundamental. Some of the Portfolios' current fundamental restrictions that are not required to be such under the 1940 Act are unnecessary because the provisions of the 1940 Act and the disclosure requirements of the federal securities laws otherwise provide adequate safeguards for a Portfolio and its shareholders.

         Accordingly, the Board has approved revisions to the Portfolios' fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental, and to reclassify those restrictions that are not legally required to be fundamental as non-fundamental restrictions. Non-fundamental restrictions require Board approval to be changed, but not shareholder approval. By reducing to a minimum those policies that can be changed only by shareholder vote, the Board believes that the Portfolios would be able to minimize the costs and delay associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The proposed changes in investment restrictions reflect the current industry custom and practice of placing authority over those investment restrictions not required by the 1940 Act with the Board rather than with the shareholders. Although the proposed changes in fundamental restrictions will allow the Portfolios greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Portfolio.

         If the shareholders of the respective Portfolios approve the proposed changes at the Meeting, the Fund's prospectus and statement of additional information will be revised to reflect those changes.

         The text and a summary description of each proposed change to the Portfolios' fundamental restrictions are set forth below.

Proposal 2A: Borrowing Money

         Portfolios  to which  this  change  applies:
All Portfolios.

         Under the Portfolios' fundamental restriction stated below, the Portfolios are restricted from borrowing money for the purpose of leveraging the Portfolio's investments. The proposed restriction would permit each Portfolio to engage in borrowing in a manner and to the full extent permitted under the 1940 Act. The Board has no current intention of authorizing this practice.

         The 1940 Act requires borrowings to have 300% asset coverage, which means that a Portfolio would be permitted to borrow up to an amount equal to 50% of its net assets (i.e., with net assets equal to $10 million, a Portfolio could borrow up to $5 million for $15 million in gross assets, which results in 300% gross asset coverage). Additionally, under the proposed restriction, each Portfolio would not be limited to borrowing for temporary or emergency purposes, could borrow for leverage, and could purchase securities for investment while borrowings are outstanding. If the Board authorized a Portfolio to borrow for leverage, such borrowings may exaggerate the effect of any increase or decrease in the value of Portfolio securities or the net asset value of a Portfolio. Transaction costs associated with such borrowings, including interest, may also exceed the income from the securities purchased with the borrowed money. In addition, under adverse market conditions, a Portfolio might have to sell Portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

         Current Text
         Portfolios may not borrow money, except by engaging in reverse repurchase agreements (reverse repurchase agreements and dollar roll transactions that are covered pursuant to SEC regulations or staff positions, will not be considered borrowing) or dollar roll transactions or from a bank as a temporary measure for the reasons enumerated in "INVESTMENT RESTRICTIONS" provided that a Portfolio will not borrow, more than an amount equal to one-third of the value of its assets, nor will it borrow for leveraging purposes (i.e., a Portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding).

         Proposed Text
         Portfolios may not borrow money, except in conformity with the limits set forth in the 1940 Act; notwithstanding the foregoing, short-term credits necessary for settlement of securities of transactions are not considered borrowings.


Proposal 2B: Issuing Senior Securities

         Portfolios  to which  this  change  applies:
All Portfolios.

         Under the 1940 Act and the Portfolios' fundamental restriction stated below, the Portfolios are restricted from issuing senior securities, with certain exceptions. A "senior security" is an obligation of a Portfolio with respect to its earnings or assets that takes precedence over the claims of the Portfolio's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a Portfolio from issuing senior securities, in order to limit the use of leverage. In general, a Portfolio uses leverage when it enters into securities transactions without being required to make payment until a later time. SEC staff interpretations regarding the 1940 Act allow a Portfolio to engage in a number of types of transactions which might otherwise be considered creating "senior securities" or "leverage," so long as the Portfolio meets certain collateral requirements designed to protect shareholders. In order to ensure that the Portfolios' restrictions with respect to issuing senior securities are consistent with the provisions of the 1940 Act, it is proposed that the restriction on issuing senior securities be revised to state that the Portfolios may not issue senior securities, except to the extent permitted under the 1940 Act.

         Current Text
         Portfolios may not issue senior securities (other than as specified in clause a [borrowing money]).

         Proposed Text
         Portfolios may not issue senior securities, except to the extent permitted under the 1940 Act.

Proposal 2C: Purchasing Securities on Margin

         Portfolios  to which this  change  applies:
All Portfolios.

         Each Portfolio is currently prohibited from purchasing securities on margin, except to obtain short-term credits necessary for clearance of transactions, and in the case of margin deposits, in connection with financial futures and options transactions. The Portfolios are not required to make this a fundamental restriction under the 1940 Act. Therefore, it is proposed that this fundamental restriction be reclassified as a non-fundamental restriction. Although such a reclassification would give the Board the power to subsequently modify the restriction, the Board has no current intention of making such a modification. Should the Board decide to make such a modification, any such modification will be included in the next Fund registration statement filed with the Securities and Exchange Commission and will be reflected in the next Fund prospectus or statement of additional information, as appropriate.





         If the shareholders approve reclassification of this restriction, each Portfolio's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, would be generally limited under the 1940 Act because they create senior securities. (See Proposal 2B.) Margin transactions involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. Such transactions present risks similar to those associated with borrowing for leverage, including increased Portfolio volatility, increased risk of loss in a declining market, and the risk that the costs of borrowing will exceed the returns on the securities purchased with the borrowed money. Accordingly, each Portfolio's ability to engage in margin transactions is also limited by its borrowing restrictions, which permit a Portfolio to borrow money only as permitted by applicable law. (See Proposal 2A.)

         Current Text
         Portfolios may not purchase securities on margin (although deposits referred to as "margin" will be made in connection with investments in futures contracts, as explained above, and a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

         (Text to remain unchanged following the proposed reclassification of the investment restriction.)

Proposal 2D: Making Short Sales of Securities

         Portfolios  to  which  this  change  applies:
Money Market  Portfolio,  Limited Duration  Portfolio,
U.S.  Treasury  Portfolio,   Broad  Market  Portfolio,
International  Portfolio,   Global  Tactical  Exposure
Portfolio,    Emerging   Markets    Portfolio,    U.S.
Short-Term   Portfolio,   Worldwide   Portfolio,   and
Worldwide-Hedged Portfolio.

         Each Portfolio is currently prohibited from making short sales of securities, except that this restriction does not limit transactions in options, futures, options on futures or forward currency contracts. Short sales of securities involve the sale of a security or futures contract not owned by the seller, generally for the purpose of profiting from an expected decline in the price. If the price rises, the seller may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolios are not required to make this a fundamental restriction under the 1940 Act. Therefore, it is proposed that this fundamental restriction be eliminated. If the shareholders approve elimination of this restriction, the Portfolios intend to engage in such transactions, but would be generally limited in doing so by the specific investment objectives of individual Portfolios and by requirements under the 1940 Act, which require, among other things, that a segregated account of liquid assets be maintained to "cover" the portfolio's exposure under short sales.

         Current text
         Portfolios may not make short sales of securities (does not include options, futures, options on futures or forward currency contracts).

Proposal 2E: Investing for Control

         Portfolios  to which this  change  applies:
All Portfolios.

         Under  the  Portfolios'   fundamental  restriction  stated  below,  the
Portfolios are prohibited from investing in companies for the purpose of exercising control or management. The Portfolios are not required to make this a fundamental restriction under the 1940 Act. It was originally adopted in response to state law restrictions or interpretations that no longer apply to the Portfolios. Therefore, it is proposed that this fundamental restriction be reclassified as a non-fundamental restriction. Although the Portfolios do not now, or in the immediate future, intend to invest in companies for the purpose of exercising control or management, such a reclassification would permit the Board to modify the restriction so as to permit such investment. Should the Board decide to do so, this modification will be included in the next Fund registration statement filed with the Securities and Exchange Commission and will be reflected in the next Fund prospectus or statement of additional information, as appropriate. Such a modification may result in the increased volatility associated with company or industry specific investment strategies, increased exposure to liquidity risks, and/or increased exposure to state corporate governance regulatory schemes.

         Current Text
         Portfolios may not invest in companies for the purpose of exercising control or management.

         (Text to remain unchanged following the proposed reclassification of the investment restriction.)

Proposal  2F:  Investing  in  Issuers  in which Fund
Management Invests

         Portfolios  to which this  change  applies:
All Portfolios.

         The Portfolios' fundamental restriction stated below was originally adopted in response to state law restrictions or interpretations that no longer apply to the Portfolios. Therefore, it is proposed that this fundamental restriction be reclassified as a non-fundamental restriction. Although such a reclassification would give the Board the power to subsequently modify the restriction, the Board has no current intention of making such a modification. Should the Board decide to make such a modification, any such modification will be included in the next Fund registration statement filed with the Securities and Exchange Commission and will be reflected in the next Fund prospectus or statement of additional information, as appropriate. In addition, transactions between each Portfolio and an affiliated person of the Portfolio, which present potential conflict of interest issues, are regulated under the 1940 Act.






         Current Text
         Each Portfolio is prohibited from purchasing or retaining securities of any issuer if the officers, directors or trustees of the Fund, or its advisors, or managers own beneficially more than one half of one percent of the securities of an issuer, or together own beneficially more than five percent of the securities of that issuer.

         (Text to remain unchanged following the proposed reclassification of the investment restriction.)

Proposal   2G:   Investing   in   Other   Investment
Companies

         Portfolios  to which this  change  applies:
All Portfolios.

         The fundamental restriction stated below prohibits the Portfolios from investing in other investment companies, with certain exceptions. The 1940 Act limits the ability of an investment company to purchase the shares of another investment company, but does not require the investment company to make this a fundamental restriction. Therefore, it is proposed that this fundamental restriction be eliminated. If the shareholders approve elimination of this restriction, the Portfolios intend to engage in such transactions, but would be generally limited in doing so by requirements under the 1940 Act. Those requirements are intended to ensure that mutual fund shareholders do not pay significant duplicate expenses of the other investment company, including investment advisory, administration, and custodian fees.

         Current text
         Each Portfolio is prohibited from the investment in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

Proposal  2H:  Investing  in  Unseasoned  Issuers or
Restricted Securities

         Portfolios  to which this  change  applies:
All Portfolios.

         Under the Portfolios' fundamental restriction stated below, the Portfolios are prohibited from investing more than 15% of total assets in issuers with short operational histories or securities of issuers which are restricted as to disposition. Unseasoned issuers generally have been in operation for less than three years, therefore, securities issued by them generally are subject to greater volatility and may be less liquid than securities of more established companies. Restricted securities are subject to legal or contractual restrictions on resale, and may be less liquid than securities that are not subject to such restrictions. This fundamental restriction is not required under the 1940 Act. It was originally adopted in response to state law restrictions or interpretations that no longer apply to the Portfolios. In addition, under the 1940 Act, each Portfolio is currently prohibited from investing more than 15% of its net assets in illiquid securities, which includes securities of unseasoned issuers or restricted securities for which there is no liquid market. Therefore, it is proposed that this fundamental restriction be reclassified as a non-fundamental restriction. Although such a reclassification would give the Board the power to subsequently modify the restriction, the Board has no current intention of making such a modification. Should the Board decide to make such a modification, any such modification will be included in the next Fund registration statement filed with the Securities and Exchange Commission and will be reflected in the next Fund prospectus or statement of additional information, as appropriate.

         Current text
         Each Portfolio is prohibited from the investment of more than fifteen percent (15%) of [the Portfolio's] total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

         (Text to remain unchanged following the proposed reclassification of the investment restriction.)

         THE   BOARD   OF   DIRECTORS   OF  THE  FUND
UNANIMOUSLY   RECOMMENDS  APPROVAL  OF  PROPOSALS  2A
THROUGH 2H.


                                   PROPOSAL 3: RATIFICATION OF THE SELECTION OF
                                               INDEPENDENT AUDITORS


         At a meeting of the Board held on August 13, 1999, the Board, including a majority of the directors who are not "interested persons" as defined in the 1940 Act, as well as a majority of the directors who are members of the Audit Committee, selected the accounting firm of KPMG LLP to act as the independent auditors to the Fund for the fiscal year ending December 31, 1999.



         Ernst & Young LLP previously served as the independent auditors for the Fund with respect to its financial statements for the fiscal year ending December 31, 1998 and prior years. The Board considered the services of Ernst & Young LLP to have been satisfactory. However, based upon a recommendation from the Audit Committee of the Board, the Board deemed it appropriate at the meeting on August 13, 1999 to select KPMG LLP as the independent auditors. The Board selected KPMG LLP after considering that firm's experience as independent auditors to investment companies.

         The former independent auditors resigned as independent auditors to the Fund. The independent auditor's report on the Fund's financial statements for either of the past two years has not contained an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's two most recent fiscal years, there were no disagreements with the former independent auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of that firm, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         KPMG LLP are independent auditors and have no direct financial or material indirect financial interest in the Fund. Representatives of KPMG LLP are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.


         THE   BOARD   OF   DIRECTORS   OF  THE   FUND
UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSAL 3.

Other Matters

         The Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

         The Fund does not usually hold annual meetings of its shareholders. Shareholder proposals to be included in the proxy statement for any subsequent meeting must be received at the Fund's offices, 200 Park Avenue, New York, New York 10166, within a reasonable amount of time prior to the mailing of proxy materials for a meeting of shareholders. The submission of a proposal by a shareholder for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws. The Directors shall call a special meeting of the Fund upon written request of shareholders owning at least 10% of the Fund's outstanding shares.

         If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for the other proposals.



INFORMATION ABOUT THE FUND

The Independent Auditors. KPMG LLP, 345 Park Avenue, New York, New York, 10154, are the independent auditors to the Fund. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, served as the independent auditors to the Fund with respect to its financial statements for the fiscal year ending December 31, 1998 and prior years.

The Investment Adviser. The Investment Adviser of the Fund is Fischer Francis Trees & Watts, Inc., located at 200 Park Avenue, New York, New York 10166. Pursuant to an investment advisory agreement, the Investment Adviser manages the investment and reinvestment of the assets of the Portfolios.



The Investment Sub-Adviser. Fischer Francis Trees & Watts is the Investment Sub-Adviser to the International Portfolio, Global Tactical Exposure Portfolio, International Opportunities Portfolio, International Corporate Portfolio, Emerging Markets Portfolio, Global High Yield Portfolio, Inflation-Indexed Portfolio, Inflation-Indexed Hedged Portfolio, Worldwide Portfolio, and Worldwide-Hedged Portfolio of the Fund. Their offices are located at 3 Royal Court, The Royal Exchange, London EC3V 3RA, England. Pursuant to an investment sub-advisory agreement, the Investment Sub-Adviser coordinates with the Investment Adviser in managing the investment and reinvestment of the foreign assets of the Portfolios. The Investment Sub-Adviser is an affiliate of the Investment Adviser.

The  Administrator.  The  administrator of the Fund is
Investors Capital  Services,  Inc. with offices at 600
Fifth Avenue,  New York,  New York 10020.  Pursuant to
an   administration   agreement,   Investors   Capital
assists in  managing  and  supervising  all aspects of
the  general   day-to-day   business   activities  and
operations  of the  Fund  other  than  the  investment
advisory activities,  including:  custodial,  transfer
agent,  dividend  disbursing,   accounting,  auditing,
compliance and related services.

The Principal Underwriter. The principal underwriter of the Fund is AMT Capital Securities, LLC with offices at 600 Fifth Avenue, New York, New York 10020. Pursuant to a distribution agreement, AMT Capital distributes shares of the Fund.


By order of the Board of Directors,

                                                        William E. Vastardis
                                                                   Secretary

New York, New York
November 4, 1999

                                                 TABLE OF EXHIBITS

------------------------------------------------------------ ---------------------------------------------------------
Exhibit                                                      Description
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
A                                                            Share Ownership of the Portfolios
------------------------------------------------------------ ---------------------------------------------------------

                                                                     EXHIBIT A


          Share Ownership of the Portfolios


         The following table sets forth the information concerning beneficial ownership, as of September 30, 1999, of the Portfolios' shares by each person who beneficially owns more than five percent of the voting securities of a
Portfolio:


------------------------------------------------------------- ------------------------ ------------------ --------------------


                                                                                       Number of Shares
                                                                                       Beneficially       Percentage of
                                                                                       Owned              Outstanding
Name and Address of Shareholder                               Name of Portfolio                           SharesOwned
------------------------------------------------------------- ------------------------ ------------------ --------------------
------------------------------------------------------------- ------------------------ ------------------ --------------------
GENERAL MOTORS EMPLOYEES GLOBAL GROUP                         U.S. SHORT-TERM          16,920,231.025     31.35%
PENSION TRUST                                                 PORTFOLIO
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY  10166
------------------------------------------------------------- ------------------------ ------------------ --------------------
------------------------------------------------------------- ------------------------ ------------------ --------------------
PHILIP MORRIS COMPANIES INC                                   U.S. SHORT-TERM          12,147,727.537     22.51%
ATTN MARK WERNER                                              PORTFOLIO
(MASTER TRUST)
120 PARK AVENUE
NEW YORK, NY  10017-5523
------------------------------------------------------------- ------------------------ ------------------ --------------------
------------------------------------------------------------- ------------------------ ------------------ --------------------
BANK OF AMERICA FUND                                          U.S. SHORT-TERM          5,547,786.093      10.28%
C/O FFTW                                                      PORTFOLIO
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY  10166
------------------------------------------------------------- ------------------------ ------------------ --------------------



------------------------------------------------------------- ------------------------ ------------------ --------------------


                                                                                       Number of Shares
                                                                                       Beneficially       Percentage of
                                                                                       Owned              Outstanding
Name and Address of Shareholder                               Name of Portfolio                           SharesOwned
------------------------------------------------------------- ------------------------ ------------------ --------------------
------------------------------------------------------------- ------------------------ ------------------ --------------------
BOB & CO                                                      WORLDWIDE PORTFOLIO      1,781,755.274      24.17%
C/O BANK OF BOSTON
P O BOX 1809
BOSTON, MA  02105
------------------------------------------------------------- ------------------------ ------------------ --------------------
------------------------------------------------------------- ------------------------ ------------------ --------------------
COMMUNITY FOUNDATION FOR                                      WORLDWIDE PORTFOLIO      1,363,270.972      18.49%
SOUTHEASTERN MICHIGAN
ATTN MARIAM C NOLAND
PRESIDENT
333 WEST FORT STREET
SUITE 2010
DETROIT, MI  48226
------------------------------------------------------------- ------------------------ ------------------ --------------------
------------------------------------------------------------- ------------------------ ------------------ --------------------
LIVA & CO                                                     WORLDWIDE PORTFOLIO      1,012,058.930      13.73%
P O BOX 1412
ATTN IFP
ROCHESTER, NY  14603
------------------------------------------------------------- ------------------------ ------------------ --------------------
------------------------------------------------------------- ------------------------ ------------------ --------------------
GENEVA REGIONAL HEALTH SYSTEM INC                             WORLDWIDE PORTFOLIO      709,803.105        9.63%
ATTN ACCOUNTING DEPT
196 NORTH STREET
GENEVA, NY  14456
------------------------------------------------------------- ------------------------ ------------------ --------------------
------------------------------------------------------------- ------------------------ ------------------ --------------------
MASSACHUSETTS EYE & EAR                                       WORLDWIDE PORTFOLIO      534,429.426        7.25%
INFIRMARY - PENSION
ATTN PETER J CHINETTI
VP FOR FINANCE
243 CHARLES STREET
BOSTON, MA  02114
------------------------------------------------------------- ------------------------ ------------------ --------------------
------------------------------------------------------------- ------------------------ ------------------ --------------------
CHASE MANHATTAN BANK                                          WORLDWIDE PORTFOLIO      449,759.060        6.10%
FBO VIA HEALTH NON PENSION PLAN
PO BOX 1412
ROCHESTER, NY  14603-1412
------------------------------------------------------------- ------------------------ ------------------ --------------------
------------------------------------------------------------- ------------------------ ------------------ --------------------
ROCHESTER GENERAL HOSPITAL                                    WORLDWIDE PORTFOLIO      393,419.932        5.34%
C/O RITA SZMIGEL
ACCOUNTING DEPT
1425 PORTLAND AVENUE
ROCHESTER, NY  14621
------------------------------------------------------------- ------------------------ ------------------ --------------------
------------------------------------------------------------- ------------------------ ------------------ --------------------
FOUNDATION OF THE MASSACHUSETTS EYE AND EAR INFIRMARY -       WORLDWIDE PORTFOLIO      381,515.490        5.17%
UNRESTRICTED
ATTN PETER J CHINETTI
VP FOR FINANCE
243 CHARLES STREET
BOSTON, MA  02114
------------------------------------------------------------- ------------------------ ------------------ --------------------
------------------------------------------------------------- ------------------------ ------------------ --------------------

------------------------------------------------------------- ------------------------ ------------------ --------------------





------------------------------------------------------------- ----------------------------- ---------------- --------------------


                                                                                            Number of
                                                                                            Shares           Percentage of
                                                                                            Beneficially     Outstanding
Name and Address of Shareholder                               Name of Portfolio             Owned            SharesOwned
------------------------------------------------------------- ----------------------------- ---------------- --------------------
------------------------------------------------------------- ----------------------------- ---------------- --------------------
MAC & CO A/C CLSF5049662                                      WORLDWIDE-HEDGED PORTFOLIO    6,564,804.584    36.08%
MUTUAL FUNDS OPERATIONS
PO BOX 3198
PITTSBURGH, PA  15230-3198
------------------------------------------------------------- ----------------------------- ---------------- --------------------
------------------------------------------------------------- ----------------------------- ---------------- --------------------
MITRA & CO                                                    WORLDWIDE-HEDGED PORTFOLIO    2,584,012.396    14.20%
ATTN SHARON J LESCH
MUTUAL FUND SPECIALIST
1000 N WATER ST  14TH FLOOR
MILWAUKEE, WI  53202
------------------------------------------------------------- ----------------------------- ---------------- --------------------
------------------------------------------------------------- ----------------------------- ---------------- --------------------
THE NORTHERN TRUST COMPANY TR                                 WORLDWIDE-HEDGED PORTFOLIO    1,706,606.432    9.38%
U/A DTD 06/30/95
MARS BENEFIT TRUST
P O BOX 92956
ATTN MUTUAL FUNDS    C 15
CHICAGO, IL  60675
------------------------------------------------------------- ----------------------------- ---------------- --------------------
------------------------------------------------------------- ----------------------------- ---------------- --------------------
WENDEL & CO                                                   WORLDWIDE-HEDGED PORTFOLIO    1,580,709.724    8.69%
A/C 706020
THE BANK OF NEW YORK
MUTUAL FUND/REORG DEPT
PO BOX 1066 WALL STREET STATION
NEW YORK, NY  10268
------------------------------------------------------------- ----------------------------- ---------------- --------------------
------------------------------------------------------------- ----------------------------- ---------------- --------------------
LAW SCHOOL ADMISSION COUNCIL INC                              WORLDWIDE-HEDGED PORTFOLIO    1,528,359.104    8.40%
ATTN MS ADELE SKOLITS
VICE PRESIDENT
BOX 40
NEWTOWN, PA  18940-0040
------------------------------------------------------------- ----------------------------- ---------------- --------------------
------------------------------------------------------------- ----------------------------- ---------------- --------------------
US TRUST COMPANY NA                                           WORLDWIDE-HEDGED PORTFOLIO    1,130,039.369    6.21%
FBO COMMUNITY FOUNDATION SILICON VALLEY
4380 SW MACADAM
SUITE 450
PORTLAND, OR  97201
------------------------------------------------------------- ----------------------------- ---------------- --------------------
------------------------------------------------------------- ----------------------------- ---------------- --------------------
STATE STREET BANK & TRUST TR                                  WORLDWIDE-HEDGED PORTFOLIO    1,067,962.103    5.87%
U/A DTD 2/95
STATE STREET BANK AND TRUST AS TRUSTEE
FOR THE GOLDMAN SACHS PENSION PLAN
200 NEWPORT AVE
NORTH QUINCY, MA  02171
------------------------------------------------------------- ----------------------------- ---------------- --------------------
------------------------------------------------------------- ----------------------------- ---------------- --------------------

------------------------------------------------------------- ----------------------------- ---------------- --------------------





------------------------------------------------------------- ----------------------------- ----------------- --------------------



                                                                                            Number of
                                                                                            Shares            Percentage of
                                                                                            Beneficially      Outstanding
Name and Address of Shareholder                               Name of Portfolio             Owned             SharesOwned
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
FORD MOTOR COMPANY MASTER TRUST                               GLOBAL TACTICAL EXPOSURE      26,470,011.439    67.34%
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY  10166
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
HARBOR CAPITAL GROUP TRUST FOR                                GLOBAL TACTICAL EXPOSURE      3,441,056.514     8.75%
DEFINED BENEFIT PLANS
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVENUE  46TH FLOOR
NEW YORK, NY  10166
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
NORTHROP CORPORATION                                          GLOBAL TACTICAL EXPOSURE      2,298,962.358     5.85%
EMPLOYEE BENEFIT PLAN
ATTN ROSE MARY ABELSON
1840 CENTURY PARK WEST
LOS ANGELES, CA  90067-2101
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------



------------------------------------------------------------- ----------------------------- ----------------- --------------------



                                                                                            Number of
                                                                                            Shares            Percentage of
                                                                                            Beneficially      Outstanding
Name and Address of Shareholder                               Name of Portfolio             Owned             SharesOwned
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
FIDELITY INVESTMENTS INSTITUTIONAL                            LIMITED DURATION PORTFOLIO    4,573,451.831     37.72%
OPERATIONS CO INC
FIIOC AS AGENT FOR CERTAIN EMPLOYEE
BENEFIT PLANS
100 MAGELLAN WAY (KW1C)
COVINGTON, KY  41017-1987
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
ROCKDALE HEALTH SYSTEMS                                       LIMITED DURATION PORTFOLIO    2,741,221.204     22.61%
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY  10166
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
BARCLAYS GLOBAL INVESTORS TR                                  LIMITED DURATION PORTFOLIO    2,165,325.789     17.86%
FBO MARS DEFERRED COMPENSATION PLAN
STABLE VALUE MASTER FUND
THOMAS MUSMANNO
800 SCUDDERS MILL ROAD
PLAINSBORO, NJ  08536
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
CORPORATION FOR SUPPORTIVE HOUSING                            LIMITED DURATION PORTFOLIO    1,233,788.233     10.18%
ATTN JULIE SANDORF PRESIDENT
342 MADISON AVENUE
SUITE 505
NEW YORK, NY  10173
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
THE DOW CHEMICAL COMPANY FOUNDATION                           LIMITED DURATION PORTFOLIO    1,051,244.438     8.67%
ATTN WILLIAM H FALK
TREASURER
DORINCO 100
MIDLAND, MI  48674
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------




------------------------------------------------------------- ----------------------------- ----------------- --------------------



                                                                                            Number of
                                                                                            Shares            Percentage of
                                                                                            Beneficially      Outstanding
Name and Address of Shareholder                               Name of Portfolio             Owned             SharesOwned
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
FORD MOTOR COMPANY MASTER TRUST                               MORTGAGE-BACKED PORTFOLIO     22,209,407.668    41.03%
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY  10166
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
HARBOR CAPITAL GROUP TRUST FOR                                MORTGAGE-BACKED PORTFOLIO     7,765,313.872     14.35%
DEFINED BENEFIT PLANS
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVENUE  46TH FLOOR
NEW YORK, NY  10166
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
THE NORTHERN TRUST CO TR                                      MORTGAGE-BACKED PORTFOLIO     7,695,147.685     14.22%
U/A DTD 4/1/93
FBO MONSANTO DEFINED CONTRIBUTION AND EMPLOYEE STOCK
OWNERSHIP TRUST
PO BOX 92956 (22-33706)
CHICAGO, IL  60675
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
INTERNATIONAL BANK FOR RECONSTRUCTION                         MORTGAGE-BACKED PORTFOLIO     4,317,159.721     7.98%
AND DEVELOPMENT RETIREMENT STAFF
BENEFITS PLAN
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVE, 46TH FLOOR
NEW YORK, NY  10166
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
THE SOLUTIA INC SAVINGS AND                                   MORTGAGE-BACKED PORTFOLIO     3,557,617.776     6.57%
INVESTMENT PLAN
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVENUE   46TH FLOOR
NEW YORK, NY  10166
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
INTERNATIONAL BANK FOR  RECONSTRUCTION AND DEVELOPMENT        MORTGAGE-BACKED PORTFOLIO     3,314,388.493     6.12%
STAFF RETIREMENT PLAN
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVE   46TH FLOOR
NEW YORK, NY  10166
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------



------------------------------------------------------------- ----------------------------- ----------------- --------------------



                                                                                            Number of
                                                                                            Shares            Percentage of
                                                                                            Beneficially      Outstanding
Name and Address of Shareholder                               Name of Portfolio             Owned             SharesOwned
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
COLONIAL WILLIAMSBURG FOUNDATION                              INTERNATIONAL PORTFOLIO       11,789,518.700    46.44%
ATTN WILLIAM L ROBERTS  JR
VICE PRES
P O BOX 1776
WILLIAMSBURG, VA  23187-1776
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
MAC & CO                                                      INTERNATIONAL PORTFOLIO       2,654,152.207     10.46%
A/C PRHF5011032
MUTUAL FUNDS OPERATIONS
P O BOX 3198
PITTSBURGH, PA  15230-3198
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
EVELYN AND WALTER HAAS JR FUND                                INTERNATIONAL PORTFOLIO       2,654,152.207     10.46%
IRA S HIRSCHFIELD
PRESIDENT/TRUSTEE
ONE LOMBARD STREET  SUITE 305
SAN FRANCISCO, CA  94111
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
STATE STREET BANK & TRUST TR                                  INTERNATIONAL PORTFOLIO       2,288,716.038     9.02%
U/A DTD 10/1/85
RETIREMENT INCOME PLAN FOR EMPLOYEES OF COLONIAL
WILLIAMSBURG
P O BOX 1776
WILLIAMSBURG, VA  23187-1776
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
JEWISH FEDERATION OF METRO CHICAGO                            INTERNATIONAL PORTFOLIO       2,288,716.038     9.02%
JEFFREY C KING
CONTROLLER
1 SOUTH FRANKLIN STREET    #625
CHICAGO, IL  60606
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
BANKERS TRUST COMPANY TR                                      INTERNATIONAL PORTFOLIO       2,110,193.637     8.31%
U/A DTD 04/01/99
THE DOW CHEMICAL MASTER INVESTMENT TRUST
100 PLAZA ONE MS 3048
ATTN L BANERGEE
JERSEY CITY, NJ  07311-3999
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
HF INVESTMENT LP                                              INTERNATIONAL PORTFOLIO       1,600,528.228     6.30%
ATTN RONALD L WHALEY
1700 OLD DEERFIELD ROAD
HIGHLAND PARK, IL  60035
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------




------------------------------------------------------------- ----------------------------- ----------------- --------------------



                                                                                            Number of
                                                                                            Shares            Percentage of
                                                                                            Beneficially      Outstanding
Name and Address of Shareholder                               Name of Portfolio             Owned             SharesOwned
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
FORD MOTOR COMPANY MASTER TRUST                               EMERGING MARKETS PORTFOLIO    10,225,273.838    39.68%
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY  10166
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
UTAH RETIREMENT SYSTEMS                                       EMERGING MARKETS PORTFOLIO    6,153,561.418     23.88%
C/O FISHER FRANCIS TREES & WATTS INC
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY  10166
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
AMERITECH PENSION TRUST                                       EMERGING MARKETS PORTFOLIO    2,458,914.598     9.54%
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVENUE  46TH FLOOR
NEW YORK, NY  10166
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
THE 1199 HEALTH CARE EMPLOYEES                                EMERGING MARKETS PORTFOLIO    2,019,211.046     7.83%
PENSION PLAN
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY  10166
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
HARBOR CAPITAL GROUP TRUST FOR                                EMERGING MARKETS PORTFOLIO    1,811,707.308     7.03%
DEFINED BENEFIT PLANS
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY  10166
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------




------------------------------------------------------------- ----------------------------- ----------------- --------------------



                                                                                            Number of
                                                                                            Shares            Percentage of
                                                                                            Beneficially      Outstanding
Name and Address of Shareholder                               Name of Portfolio             Owned             SharesOwned
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
COOPER INDUSTRIES INC                                         MONEY MARKET PORTFOLIO        25,891,429.950    100.00%
ATTN DWIGHT S KADAR
1001 FANNIN STREET
FIRST CITY TOWER
SUITE 3900 P O BOX 4446
HOUSTON, TX  77210
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
HEB INVESTMENT PLANS                                          INTERNATIONAL OPPORTUNITIES   2,769,543.593     100.00%
C/O FISCHER FRANCIS TREES & WATTS                             PORTFOLIO
200 PARK AVENUE
NEW YORK, NY  10166
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
WILLIAM VASTARDIS                                             ASSET-BACKED                  1.000             100.00%
C/O INVESTORS CAPITAL SERVICES, INC.                          PORTFOLIO
600 FIFTH AVENUE, 26TH FLOOR
NEW YORK, NY  10020
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
WILLIAM VASTARDIS                                             HIGH YIELD                    1.000             100.00%
C/O INVESTORS CAPITAL SERVICES, INC.                          PORTFOLIO
600 FIFTH AVENUE, 26TH FLOOR
NEW YORK, NY  10020
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
WILLIAM VASTARDIS                                             ENHANCED EQUITY               1.000             100.00%
C/O INVESTORS CAPITAL SERVICES, INC.                          MARKET PORTFOLIO
600 FIFTH AVENUE, 26TH FLOOR
NEW YORK, NY  10020
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
WILLIAM VASTARDIS                                             U.S. TREASURY PORTFOLIO       1.000             100.00%
C/O INVESTORS CAPITAL SERVICES, INC.
600 FIFTH AVENUE, 26TH FLOOR
NEW YORK, NY  10020
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
WILLIAM VASTARDIS                                             U.S. CORPORATE                1.000             100.00%
C/O INVESTORS CAPITAL SERVICES, INC.                          PORTFOLIO
600 FIFTH AVENUE, 26TH FLOOR
NEW YORK, NY  10020
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
WILLIAM VASTARDIS                                             BROAD MARKET PORTFOLIO        1.000             100.00%
C/O INVESTORS CAPITAL SERVICES, INC.
600 FIFTH AVENUE, 26TH FLOOR
NEW YORK, NY  10020
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------



                                                                                            Number of
                                                                                            Shares            Percentage of
                                                                                            Beneficially      Outstanding
Name and Address of Shareholder                               Name of Portfolio             Owned             SharesOwned
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
WILLIAM VASTARDIS                                             GLOBAL HIGH YIELD             1.000             100.00%
C/O INVESTORS CAPITAL SERVICES, INC.                          PORTFOLIO
600 FIFTH AVENUE, 26TH FLOOR
NEW YORK, NY  10020
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
WILLIAM VASTARDIS                                             INFLATION-INDEXED             1.000             100.00%
C/O INVESTORS CAPITAL SERVICES, INC.                          PORTFOLIO
600 FIFTH AVENUE, 26TH FLOOR
NEW YORK, NY  10020
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
WILLIAM VASTARDIS                                             INFLATION-INDEXED             1.000             100.00%
C/O INVESTORS CAPITAL SERVICES, INC.                          HEDGED PORTFOLIO
600 FIFTH AVENUE, 26TH FLOOR
NEW YORK, NY  10020
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
WILLIAM VASTARDIS                                             INTERNATIONAL CORPORATE       1.000             100.00%
C/O INVESTORS CAPITAL SERVICES, INC.                          PORTFOLIO
600 FIFTH AVENUE, 26TH FLOOR
NEW YORK, NY  10020
------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------

------------------------------------------------------------- ----------------------------- ----------------- --------------------
------------------------------------------------------------- ----------------------------- ----------------- --------------------
WILLIAM VASTARDIS                                             MORTGAGE LIBOR PORTFOLIO      1.000             100.00%
C/O INVESTORS CAPITAL SERVICES, INC.
600 FIFTH AVENUE, 26TH FLOOR
NEW YORK, NY  10020
------------------------------------------------------------- ----------------------------- ----------------- --------------------


                                                 FFTW FUNDS, INC.

   Money Market Portfolio                 Broad Market Portfolio
   Mortgage LIBOR Portfolio               International Portfolio
   Limited Duration Portfolio             Global Tactical Exposure Portfolio
   Mortgage-Backed Portfolio              International Opportunities Portfolio
   Asset-Backed Portfolio                 International Corporate Portfolio
   High-Yield Portfolio                            Emerging Markets Portfolio
   Enhanced Equity Market Portfolio       Global High Yield Portfolio
   U.S. Treasury Portfolio                Inflation-Indexed Portfolio
   U.S. Corporate Portfolio               Inflation-Indexed Hedged Portfolio
   U.S. Short-Term Portfolio              Worldwide Portfolio
   Worldwide-Hedged Portfolio

  SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 19, 1999
                 PLEASE VOTE PROMPTLY

  This Proxy is Solicited on behalf of the Board of
                      Directors

         The undersigned hereby appoints CARLA E. DEARING and WILLIAM E. VASTARDIS, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of FFTW Funds, Inc. (the "Fund") to be held at the offices of Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, New York 10166, on Friday, November 19, 1999 at 10:00 a.m., Eastern Time, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

Please mark boxes | or x in blue or black ink.

1.       Election of Directors.  (All Portfolios)
                  [  ]  FOR THE NOMINEES              [  ]  WITHHOLD AUTHORITY
         (except as marked to the contrary below)
                                        (to vote for all nominees listed below)
                  Stephen P. Casper, Saul H. Hymans, and
                  Andrea Redmond

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

         -----------------------------------------------------------------------

2. Proposal 2A. Revision of the investment restriction applicable to borrowing money so as to permit borrowing in conformity with the provisions of the Investment Company Act of 1940 ("1940 Act").



                           FOR  [  ]               AGAINST  [  ]            ABSTAIN  [  ]

         Proposal  2B.  Revision of the  investment  restriction  applicable  to issuing  senior  securities  so  as  to  permit  issuing  senior  securities  in conformity with the provisions of the 1940 Act.
                           FOR  [  ]               AGAINST  [  ]            ABSTAIN  [  ]

         Proposal 2C.  Reclassification of the investment restriction applicable to  purchasing  securities  on margin from a  fundamental  to a  non-fundamental investment restriction.
                           FOR  [  ]               AGAINST  [  ]            ABSTAIN  [  ]

         Proposal 2D.  Elimination of the investment restriction applicable to making short sales of securities.
                           FOR  [  ]               AGAINST  [  ]            ABSTAIN  [  ]

         Proposal 2E.  Reclassification of the investment restriction applicable to investing  for control from a  fundamental  to a  non-fundamental  investment restriction.
                           FOR  [  ]               AGAINST  [  ]            ABSTAIN  [  ]

         Proposal 2F.  Reclassification of the investment restriction applicable to investing in issuers in which fund management invests from a fundamental to a non-fundamental investment restriction.
                           FOR  [  ]               AGAINST  [  ]            ABSTAIN  [  ]

         Proposal 2G.  Elimination of the investment  restriction  applicable to investing in other investment companies.
                           FOR  [  ]               AGAINST  [  ]            ABSTAIN  [  ]

         Proposal 2H.  Reclassification of the investment restriction applicable to investing in unseasoned  issuers or restricted  securities from a fundamental to a non-fundamental investment restriction.
                           FOR  [  ]               AGAINST  [  ]            ABSTAIN  [  ]

         --------------------------------------------------------------------------------------


3. Ratification of selection of KPMG LLP as independent auditors.
                           FOR  [  ]               AGAINST  [  ]            ABSTAIN  [  ]


This Proxy when properly executed will be voted in the manner (or not voted) as specified. If no specification is made, the Proxy will be voted FOR all nominees for Directors in Proposal 1 and FOR Proposals 2A through 2H, and 3.

Please sign personally and exactly as your name appears on the Proxy. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations. When signing as an attorney, administrator, trustee, or corporate officer, please give your full title.


Dated __________________________      ________________________________________
                                            Signature and Title (if applicable)



                                      ----------------------------------------
                                            Signature and Title (if applicable)